Exhibit 10.2
CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
CASH AMERICA INTERNATIONAL, INC.
2008 LONG TERM INCENTIVE PLAN AWARD AGREEMENT
     This Long Term Incentive Plan Award Agreement (the “Agreement”) is entered into as of the ___day of ___, ___, by and between CASH AMERICA INTERNATIONAL, INC. (the “Company”) and ______ (“Employee”).
WITNESSETH:
     WHEREAS, the Company has adopted the Cash America International, Inc. 2004 Long-Term Incentive Plan (the “Plan”), which is administered by the Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”); and
     WHEREAS, the Committee has granted to Employee an award (the “Award”) of Restricted Stock Units (known under the Plan as a “Stock Unit Award”) to encourage Employee’s continued loyalty and diligence that consists of (a) a Stock Unit Award that shall vest under the terms of the Plan over a four-year period (the “Base Award”), and (b) an additional Stock Unit Award that shall vest, subject to the satisfaction of certain conditions specified in this Agreement and Exhibit “A” to this Agreement, on December 31, 2010 (the “Performance Award”);
     WHEREAS, the Restricted Stock Units (“RSUs”) represent the unfunded and unsecured promise of the Company to issue to Employee an equivalent number of shares of the common stock of the Company or its successors (“Common Stock”) at a future date, subject to the terms of this Agreement.
     NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Award.
          (a) General. Subject to the restrictions and other conditions set forth herein and in Exhibit “A” to this Agreement, the Company hereby grants to Employee the following Award:
          (i) a Base Award of ______ RSUs; and
          (ii) a Performance Award of ______ RSUs. The Performance Award is designated as a Qualified Performance-Based Award as defined in Section 2 of the Plan.
          (b) Grant Date. The Award was awarded to Employee on January 23, 2008 (the “Grant Date”).
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

     2. Vesting.
          (a) Base Award Vesting. The Base Award shall vest as follows: Substantially equal 25% increments of the RSUs shall vest on each of the following dates as long as Employee remains continuously employed by the Company or its subsidiaries or other affiliates through such dates: January 31, 2009; January 31, 2010; January 31, 2011, and January 31, 2012. Any RSUs that are part of the Base Award and have not vested shall remain subject to forfeiture under Section 3 of this Agreement.
          (b) Performance Award Vesting. Subject to the terms and conditions specified on Exhibit “A,” the portion of the Performance Award payable hereunder, if any, shall vest on December 31, 2010 (“Performance Award Vesting Date”), as long as Employee remains continuously employed by the Company or its subsidiaries or other affiliates through said date, subject to receiving Committee Certification (as defined on Exhibit “A”). In addition, if at any time before the Performance Award Vesting Date Employee’s age plus tenure with the Company equals at least 65 years (as further described in Section 3(b) of this Agreement), then, subject to the terms and conditions specified on Exhibit “A,” the portion of the Performance Award payable hereunder, if any, shall vest subject (i) to receiving Committee Certification, and (ii) to the proration rules set forth in Section 3(b) of this Agreement.
     3. Treatment of Award Upon Termination of Employment or Failure to Vest.
          (a) Base Award Forfeiture. Upon Employee’s termination of employment with the Company and all of its subsidiaries and affiliates for any reason (including death), any portion of the Base Award that has not yet vested as provided in Section 2(a) of this Agreement shall be immediately forfeited, and Employee shall forfeit any and all rights in or to such unvested portion of the Base Award.
          (b) Performance Award Proration and Forfeiture with Rule of 65. If Employee’s employment with the Company and all of its subsidiaries and affiliates terminates for any reason (including death) before the Performance Award Vesting Date and Employee’s age plus tenure with the Company as of Employee’s termination date equals 65 years or more:
i.	Subject to the terms and conditions of Exhibit “A,” Employee shall be entitled to a prorated portion of any Performance Award (A) that receives the Committee Certification, and (B) that would have otherwise vested and been payable pursuant to this Agreement if Employee had remained employed by the Company through the Performance Award Vesting Date. Such prorated portion shall be determined by multiplying the amount of the Performance Award that would have been payable to Employee, had Employee remained employed by the Company through the Performance Award Vesting Date, by a fraction the numerator of which is equal to the number of whole calendar months following the Grant Date that Employee was actively employed by the Company, and the denominator of which is equal to 35;

ii.	The prorated portion of the vested Performance Award payable under this Section 3(b) shall be calculated as of the Performance Award Vesting Date, and shall be paid at the time specified under Section 4 of this Agreement; and
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iii.	Except for any prorated portion of the Performance Award that is determined in accordance with Section 3(b)(i) above and is certified by the Committee in accordance with the terms of Exhibit “A,” Employee shall forfeit any and all rights in or to the remaining unvested portion of the Performance Award.
          (c) Performance Award Forfeiture without Rule of 65. If Employee’s employment with the Company and all of its subsidiaries and affiliates terminates for any reason (including death) before the Performance Award Vesting Date, and Employee’s age plus tenure with the Company as of Employee’s termination date equals less than 65 years, then Employee shall forfeit all rights in or to any portion of the Performance Award.
          (d) Performance Award Forfeiture — General. Any portion of the Performance Award that does not vest on or before the Performance Award Vesting Date as described hereinabove shall be forfeited, and Employee shall forfeit any and all rights in or to such unvested portion of the Performance Award.
          (e) Tenure with the Company. For purposes of Sections 3(b) and 3(c) of this Agreement, Employee’s “tenure with the Company” shall be the number of whole years that Employee had been employed by the Company and all of its subsidiaries and affiliates on the most recent anniversary of the commencement of Employee’s employment.
     4. Payment of Awards.
          (a) General.
i.	Except as provided in Section 4(b)(i) below, (A) as each 25%-portion of the Base Award vests, the Company shall instruct its transfer agent to issue a stock certificate evidencing the conversion of such vested RSUs into whole vested shares of Common Stock in the name of Employee (or if Employee has died, in the name of Employee’s designated beneficiary or, if no beneficiary has been designated, Employee’s estate (“Beneficiary”)) within a reasonable time after the vesting date of such 25%-portion of the Base Award, but (B) in no event will the Common Stock relating to the then-vesting portion of the Base Award be transferred to Employee later than December 31 of the calendar year in which the vesting date for the then-vesting portion of the Base Award occurs.

ii.	If any portion of the Performance Award vests and is certified by the Committee in accordance with the terms of Exhibit “A,” then, except as provided in Section 4(b)(ii) below, (A) the Company shall instruct its transfer agent to issue a stock certificate evidencing the conversion of all vested Performance Award RSUs certified by the Committee that have not been forfeited under Section 3 of this Agreement into whole vested shares of Common Stock in the name of Employee (or if Employee has died, in the name of Employee’s Beneficiary) within a reasonable time after the Committee Certification Date (as defined in Exhibit “A”), but (B) in no event will the Common Stock relating to the vested portion of the Performance
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

Award, as certified by the Committee, be transferred to Employee later than March 15, 2011.

iii.	The Company shall not be required to deliver any fractional shares of Common Stock under the Base Award or the Performance Award. Any fractional shares shall be rounded up to the next whole share.
          (b) Deferred Delivery.
i.	Employee may elect to defer the timing of the payment of the vested portions of the Base Award granted under this Agreement until (A) the date Employee has a separation from service (within the meaning of Internal Revenue Code (“Code”) §409A and the applicable guidance issued thereunder) (“Separation from Service”) or (B) the earlier of Employee’s Separation from Service and January 31, 2012. For the portion of Employee’s Base Award vesting on January 31, 2009, such election must be made no later than July 31, 2008. For all other portions of the Base Award granted under this Agreement, such election must be made no later than December 31, 2008.

ii.	Employee may elect to defer but not accelerate the timing of the payment of the portion of the Performance Award granted under this Agreement that vests and is certified by the Committee in accordance with this Agreement, if any, until the later of January 31, 2012, or the date Employee has a Separation from Service. Such election must be made by the earlier of June 30, 2010, or the date Employee has a Separation from Service.

iii.	To the extent required under Code §409A and applicable guidance issued thereunder (“Code §409A”), if Employee is a specified employee (within the meaning of Code §409A) at the time Employee has a Separation from Service and has elected to defer receipt of his Base Award and/or Performance Award, the shares of Common Stock transferable on a deferred basis as a result of Employee’s Separation from Service for any reason other than Employee’s death shall not be issued before the date that is six months after Employee’s Separation from Service or such earlier time as may be permitted under Code §409A. In the event of Employee’s death after he has elected to defer receipt of his Base Award and/or Performance Award, the shares of Common Stock relating to any and all outstanding RSUs that have not been forfeited under Section 3 of this Agreement will be issued in the name of Employee’s Beneficiary, as follows: (A) for the Base Award, within 90 days after Employee’s death, and (B) for any vested Performance Award certified by the Committee, by the later to occur of (a) March 15, 2011, (b) December 31 of the year in which his death occurs, or (c) within 2 1/2 months after his date of death.
     5. Change in Control.
          (a) Vesting and Payment. In the event of a Change in Control (as defined below) while Employee is still employed by the Company or its subsidiaries or other affiliates, vesting of the
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

entire Award (both the Base Award and the Performance Award) shall automatically accelerate and become 100% vested as of the date the Change in Control occurs as long as Employee has remained continuously employed through such date. In such event, the shares of Common Stock evidencing vested RSUs shall be delivered to Employee in a lump sum within 60 days following the date of the Change in Control, notwithstanding any election made under Section 4(b) of this Agreement. A “Change in Control” shall mean an event that is a change in the ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all as defined in Code §409A, except that 35% shall be substituted for 30% in applying Treasury Regulations Section 1.409A-3(i)(5)(vi) and 50% shall be substituted for 40% in applying Treasury Regulations Section 1.409A-3(i)(5)(vii). Notwithstanding the above, a “Change in Control” shall not include any event that is not treated under Code §409A as a change in control event with respect to Employee.
          (b) Substitution. Notwithstanding anything set forth herein to the contrary, upon a Change in Control, the Committee, in its sole discretion, may, in lieu of issuing Common Stock, provide Employee with an equivalent amount payable in the form of cash.
     6. Agreement of Employee. Employee acknowledges that certain restrictions under state or federal securities laws may apply with respect to the shares of Common Stock to be issued pursuant to the Award. Specifically, Employee acknowledges that, to the extent Employee is an “affiliate” of the Company (as that term is defined by the Securities Act of 1933), the shares of Common Stock to be issued as a result of the Award are subject to certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144). Employee hereby agrees to execute such documents and take such actions as the Company may reasonably require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain under such laws. Notwithstanding anything herein to the contrary and only to the extent permitted under Code §409A, a payment may be delayed to the extent the Company reasonably anticipates that making the payment will violate federal securities laws or other applicable laws.
     7. Withholding. Upon the issuance of shares to Employee pursuant to this Agreement, Employee shall pay an amount equal to the amount of all applicable federal, state and local employment taxes which the Company is required to withhold at any time. Such payment may be made in cash, by withholding from Employee’s normal pay or short term incentive pay (if any), or, with respect to the issuance of shares to Employee pursuant to this Agreement, by delivery of shares of Common Stock (including shares issuable under this Agreement) in accordance with Section 14(a) of the Plan and the terms of Code §409A.
     8. Adjustment of Awards.
          (a) If there is an increase or decrease in the number of issued and outstanding shares of Common Stock through the payment of a stock dividend or resulting from a stock split-up, a recapitalization, or a combination or exchange of shares of Common Stock, then the number of outstanding RSUs hereunder shall be adjusted so that the proportion of such Award to the Company’s total issued and outstanding shares of Common stock remains the same as existed immediately prior to such event.
          (b) Except as provided in Section 8(a) of this Agreement, no adjustment in the number of shares of Common Stock subject to any outstanding portion of the RSUs shall be made upon
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the issuance by the Company of shares of any class of its capital stock or securities convertible into shares of any class of capital stock, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company’s convertible into such shares or other securities.
          (c) Upon the occurrence of events affecting Common Stock other than those specified in Sections 8(a) and 8(b) of this Agreement, the Committee may make such other adjustments to awards as are permitted under Section 5(c) of the Plan. This section shall not be construed as limiting any other rights the Committee may have under the terms of the Plan.
     9. Plan Provisions.
          In addition to the terms and conditions set forth herein, the Award is subject to and governed by the terms and conditions set forth in the Plan, as may be amended from time to time, which are hereby incorporated by reference. Any terms used herein with an initial capital letter shall have the same meaning as provided in the Plan, unless otherwise specified herein. In the event of any conflict between the provisions of the Agreement and the Plan, the Plan shall control.
     10. Miscellaneous.
          (a) Limitation of Rights. The granting of the Award and the execution of the Agreement shall not give Employee any rights to (1) similar grants in future years, (2) any right to be retained in the employ or service of the Company or any of its affiliates or subsidiaries, or (3) interfere in any way with the right of the Company or its affiliates or subsidiaries to terminate Employee’s employment or services at any time.
          (b) Claims Procedure. Any dispute or claim for benefits by any person under this Agreement shall be determined by the Committee in accordance with the claims procedures under the Cash America International, Inc. Nonqualified Savings Plan.
          (c) Shareholder Rights. Neither Employee nor Employee’s Beneficiary shall have any of the rights of a shareholder with respect to any shares of Common Stock issuable upon vesting of any Stock Unit Award until (i) such Award is vested and, if applicable with respect to the Performance Award, certified by the Committee, and (ii) such shares have been delivered and issued to Employee or Employee’s Beneficiary pursuant to Section 4 of this Agreement.
          (d) Severability. If any term, provision, covenant or restriction contained in the Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in the Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.
          (e) Controlling Law. The Agreement is being made in Texas and shall be construed and enforced in accordance with the laws of that state.
          (f) Construction. The Agreement and the Plan contain the entire understanding between the parties, and supersedes any prior understanding and agreements between them, representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral
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or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.
          (g) Amendments to Comply With Code §409A. Notwithstanding the foregoing, if any provision of this Agreement would cause compensation to be includible in Employee’s income pursuant to Code §409A(a)(1), then the Company may amend the Agreement in such a way as to cause substantially similar economic results without causing such inclusion; any such amendment shall be made by providing notice of such amendment to Employee, and shall be binding on Employee.
          (h) Headings. Section and other headings contained in the Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of the Agreement or any provision hereof.
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and year first set forth above.

CASH AMERICA INTERNATIONAL, INC.
By:
Name:
Title:

EMPLOYEE [_______________]

[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE AWARD
1.	General. The amount of the Performance Award that will vest and be payable upon vesting shall be based on the Company achieving growth in its [**Confidential Treatment Requested] over the three-year period ending December 31, 2010.
2.	Maximum Performance Award. 100% of the Performance Award shall vest and be payable if the Company’s [**Confidential Treatment Requested] achieves a [**Confidential Treatment Requested] when comparing the base [**Confidential Treatment Requested] for the year ended December 31, 2007 (see below), with the [**Confidential Treatment Requested] for the year ending December 31, 2010 (see below).
3.	Calculation of [**Confidential Treatment Requested]. The base [**Confidential Treatment Requested] shall be the [**Confidential Treatment Requested] for the year ended December 31, 2007, [**Confidential Treatment Requested]. The [**Confidential Treatment Requested] shall reflect the [**Confidential Treatment Requested] over the three-year period ending December 31, 2010, [**Confidential Treatment Requested].
4.	Adjustments. If there is an increase or decrease in the number of issued and outstanding shares of Common Stock through the payment of a stock dividend or resulting from a stock split-up, a recapitalization or a combination or exchange of shares of Common Stock, then the [**Confidential Treatment Requested]
5.	Vesting and Payment Amounts. The amount of the Performance Award that will vest and be payable (subject to Committee Certification, as described below) shall be determined as follows:
a.	The Company’s [**Confidential Treatment Requested] must achieve a [**Confidential Treatment Requested] of at least [**Confidential Treatment Requested] in order for any amount of the Performance Award to vest and be payable; and with a [**Confidential Treatment Requested] of [**Confidential Treatment Requested], the amount of the Performance Award that will vest and be payable will be equal to [**Confidential Treatment Requested] of the Performance Award (see the Performance Schedule in Paragraph 7 below).

b.	[**Confidential Treatment Requested] of the Performance Award amount shall vest and be payable if the Company’s [**Confidential Treatment Requested] achieves a [**Confidential Treatment Requested] of [**Confidential Treatment Requested] or more.

c.	If the Company’s [**Confidential Treatment Requested] achieves a [**Confidential Treatment Requested] of at least [**Confidential Treatment Requested] but less than [**Confidential Treatment Requested], the amount of the Performance Award that will vest and be payable shall increase in accordance with the Performance Schedule in Paragraph 7 below. (See also the examples in Paragraph 8 below.)

d.	No portion of the Performance Award will vest or be payable if the Company’s [**Confidential Treatment Requested] achieves a [**Confidential Treatment Requested] of less than [**Confidential Treatment Requested].
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

e.	For purposes of determining the amount of the Performance Award that will vest and be payable, [**Confidential Treatment Requested] shall be rounded to the nearest [**Confidential Treatment Requested]; the calculated percentage of the amount of the Performance Award payable at vesting will be rounded to the nearest 1.0%; and any fractional share resulting from the calculation shall be rounded up to the next whole share.
6.	Committee Certification. At its first regularly scheduled meeting (or, if later, at the first meeting held once the necessary [**Confidential Treatment Requested] data has become available) following the Performance Award Vesting Date (which meeting is anticipated to occur during the last 14 days of January, 2011), the Management Development and Compensation Committee (or any successor thereto) shall determine the extent to which the conditions for the vesting of the Performance Award described in this Appendix (the “Performance Goals”) have been met and shall certify the portion of the Performance Award, if any, that has vested and is payable (“Committee Certification”). Such Performance Goals will be considered to have been met only to the extent that the Committee certifies in writing (within the meaning of Treasury Regulations Section 1.162-27(e)(5)) that they have been met. The Committee Certification shall include the satisfaction of the performance goals set forth in this Exhibit and of the satisfaction of all other material terms of the Performance Award (including, without limitation, the requirements of remaining continuously employed and/or attaining Rule of 65). The date the Committee makes such a written certification shall be deemed the “Committee Certification Date”).
     7. Performance Schedule: (Based on the Company’s 2007 [**Confidential Treatment Requested]

		Percentage of
[**Confidential	[**Confidential	Performance
Treatment	Treatment	Award to Be
Requested]	Requested]*	Issued**
*[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	100%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	99%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	98%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	98%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	97%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	96%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	95%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	94%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	93%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	92%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	91%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	90%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	90%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	89%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	88%
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

		Percentage of
[**Confidential	[**Confidential	Performance
Treatment	Treatment	Award to Be
Requested]	Requested]*	Issued**
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	87%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	86%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	86%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	85%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	84%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	83%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	82%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	82%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	81%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	80%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	78%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	77%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	75%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	74%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	69%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	66%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	62%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	59%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	56%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	53%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	50%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	46%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	43%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	40%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	38%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	35%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	30%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	28%
[**Confidential Treatment Requested]	*[**Confidential Treatment Requested]	26%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	25%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	23%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	22%
[**Confidential Treatment Requested]” indicates portions of this document have been deleted from this document and have been separately filed with the Securities and Exchange Commission.

		Percentage of
[**Confidential	[**Confidential	Performance
Treatment	Treatment	Award to Be
Requested]	Requested]*	Issued**
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	20%
[**Confidential Treatment Requested]	[**Confidential Treatment Requested]	0%

*	[**Confidential Treatment Requested] Percentage to be rounded to nearest [**Confidential Treatment Requested]

**	Percentage of Performance Award to Be Issued rounded to the nearest 1%
8.	Examples: For purposes of these examples, assume Employee is granted a Performance Award of 325 RSUs and that the December 31, 2007, [**Confidential Treatment Requested] was [**Confidential Treatment Requested].
a.	If the [**Confidential Treatment Requested] is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 94% of the number of RSUs granted as the Performance Award, rounded up to the next whole share or 306 shares (325 * 94% = 305.5).

b.	If the [**Confidential Treatment Requested] is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 43% of the number of RSUs granted as the Performance Award rounded up to the next whole share or 140 shares (325 * 43% = 139.75).

c.	If [**Confidential Treatment Requested] is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 100% of the number of RSUs granted as the Performance Award or 325 shares (325 * 100% = 325).

d.	If [**Confidential Treatment Requested] is [**Confidential Treatment Requested] or less, Employee shall not receive any portion of the Performance Award.
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